UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 18, 2025

Date of Report (Date of earliest event reported)

UY SCUTI ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42577	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 E. Broadway, Suite 603
New York, New York 10002

(Address of Principal Executive Offices, and Zip Code)

(412) 947-0514

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	UYSCU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	UYSC	The Nasdaq Stock Market LLC
Rights to receive one-fifth (1/5th) of one Ordinary Share	UYSCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2025, Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), Jianxun Kou, Shuyan Wang, and Wenfang Song, individuals, solely in their capacity as the shareholder representative of Xinghui Technology (collectively, the “XH Principal Shareholders”), Songze Shares Ltd., a BVI business company organized under the Laws of the British Virgin Islands (“BVI”), Wenyuan Holdings Ltd., a BVI business company organized under the Laws of the British Virgin Islands, and Shuyan Holdings Ltd., a BVI business company organized under the Laws of the British Virgin Islands (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), Wenfang Song, an individual, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the Principal Shareholder (the “Principal Shareholders’ Representative”), and UY Scuti Acquisition Corporation, a Cayman Islands exempted company (“UYSC” or the “Parent”), entered into an Agreement and Plan of Merger (the “Agreement” or the “Merger Agreement”). In addition, the Agreement contemplates that (i) Parent shall form a company in the Cayman Islands as an exempted company and a wholly-owned subsidiary of the Parent (the “Purchaser”) and (ii) Purchaser shall form a company in the Cayman Islands as an exempted company and a wholly-owned subsidiary of the Purchaser (the “Merger Sub”) for the purposes of consummating the transactions described herein. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

SPAC Merger

At the SPAC Merger Effective Time, UYSC will be merged with and into Purchaser, in addition, the separate corporate existence of UYSC will cease and Purchaser will continue as the surviving corporation (the “SPAC Merger”). In connection with the SPAC Merger, UYSC’s issued and outstanding units shall separate into its individual components of one ordinary share and one right, and all units shall cease to be outstanding and shall automatically be canceled, and each of UYSC’s issued and outstanding securities will be converted into an equivalent amount of Purchaser’s securities:

●	Each UYSC ordinary share will be converted automatically into one Purchaser Class A Ordinary Share;

●	At the closing of the SPAC Merger, every issued and outstanding Parent Right shall be converted automatically into one Purchaser Right. Thereafter, upon the Closing, all Purchaser Rights shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. The holders of Purchaser Rights instead will receive one-fifth (1/5) of one Purchaser Class A Ordinary Share in exchange for the cancellation of each Purchaser Right.

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated by the Agreement, and concurrently with the SPAC Merger (defined above) and in accordance with the applicable provisions of Cayman Law, UYSC will merge with and into Purchaser, resulting in all UYSC shareholders becoming shareholders of the Purchaser as described under the below section titled “SPAC Merger.” Concurrently therewith, Merger Sub will merge with and into Isdera, with Isdera surviving the merger and resulting in Purchaser acquiring 100% of the issued and outstanding equity securities of Isdera (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, the ordinary shares of Purchaser issued shall be reclassified into class A ordinary shares (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, “Purchaser Ordinary Shares”) where each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to a vote at general and special meetings of the post-closing company and each Purchaser Class B Ordinary Share shall be entitled to 10 votes on all matters subject to a vote at general and special meetings of the post-closing company. The aggregate consideration to be paid to Isdera shareholders for the Acquisition Merger is such number of newly issued Purchaser Ordinary Shares determined by dividing the net value of Isdera, which was agreed to be $1,000,000,000, by $10.00 per share (the “Closing Payment Shares”).

Furthermore, the parties agreed that immediately following the closing of the Acquisition Merger, Purchaser’s board of directors will consist of one (1) director designated by UYSC, one director shall be Wenfang Song, and the remaining three (3) directors shall be deemed independent in accordance with The NASDAQ Capital Market (the “Nasdaq”) requirements.

Representations and Warranties

In the Agreement, Isdera and Principal Shareholders make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) proper corporate organization of Isdera and its affiliates and subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) neither the execution, delivery nor performance of the Agreement need any consent, approval, license or other action of any government authority; (d) absence of conflicts; (e) capital structure; (f) accuracy of charter documents and corporate records; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) ownership of real property; (m) licenses and permits; (n) cybersecurity and compliance with laws; (o) ownership of intellectual property; (p) customers and suppliers; (q) employment and labor matters; (r) tax matters; (s) environmental matters; (t) brokers and finders; (u) that Isdera is not an investment company; (v) no Actions pending or threatened against Isdera; (w) money laundering and similar matters; (x) related party transactions; and (y) other customary representations and warranties.

In the Agreement, Purchaser Parties make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) no governmental authorization required; (d) Non-Contravention; (e) brokers and finders; (f) capital structure; (g) validity of share issuance; (h) minimum trust fund amount; (i) validity of Nasdaq Stock Market listing; (j) SEC filing requirements and financial statements; (k) litigation; (l) compliance with laws; (m) tax matters; (n) not an investment company; and (o) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary representations, warranties and covenants in the Agreement, including, among other things, covenants with respect to the conduct of Isdera and its affiliates/subsidiaries prior to the closing of the business combination. The covenants under the Agreement include, among other things, covenants providing for (y) Isdera’s agreement to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of UYSC and (z) Isdera acknowledging and agreeing that it has no claim against the trust account established for the benefit of the shareholders of UYSC.

The Agreement also contains additional covenants of the parties, including, among others, a covenant (i) providing for Purchaser and Isdera to cooperate in the preparation of the Registration Statement on Form F-4 to be prepared in connection with the registration under the Securities Act of Purchaser Ordinary Shares to be issued in the Mergers, which the Registration Statement will also contain a proxy statement of UYSC (the “Registration Statement”); (ii) prohibiting UYSC and Isdera from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (iii) each party using its commercially reasonable efforts, and cooperating fully with the other parties, shall take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Agreement; (iv) Isdera seeking the approval of its shareholders of the adoption of the Agreement; and (v) providing that all rights to exculpation, indemnification and advancement of expenses existing in favor of D&O indemnified persons shall survive the closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law.

Conditions to Closing

General Conditions

Consummation of the Agreement and the transactions is conditioned on, among other things, (i) no provisions of any applicable Law, and no Order shall prohibit or prevent the consummation of the closing; (ii) there shall not be any Action brought by a third party that is not an Affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the closing; (iii) Isdera and UYSC receiving approval from their respective shareholders to the transactions; (iv) the SEC shall have declared the Registration Statement effective; (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued; (vi) the Additional Agreements shall have been entered into and the same shall be in full force and effect; (vii) Isdera shall have obtained all approvals necessary from the CSRC; and (viii) continued listing of Purchaser on Nasdaq and Nasdaq approval for listing the Closing Payment Shares on Nasdaq.

Isdera’s Conditions to Closing

The obligations of Isdera to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

●	Purchaser Parties complying with all of their obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Purchaser Parties being true on and as of the closing date of the transactions and Purchaser Parties complying with all required covenants in the Agreement;

●	Purchaser Parties complying with the reporting requirements under the applicable Securities Act and Exchange Act;

●	there having been no Material Adverse Effect on the Purchaser Parties; and

●	Purchaser Parties shall have executed and delivered to Isdera each Additional Agreement to which it is a party.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

●	Isdera and its subsidiaries complying with all of the obligations under the Agreement in all material respects;

●	subject to applicable materiality qualifiers, the representations and warranties of Isdera and its subsidiaries being true on and as of the closing date of the transactions and Isdera and its subsidiaries complying with all required covenants in the Agreement;

●	all necessary governmental approvals have been received in form and substance reasonably satisfactory;

●	there having been no Material Adverse Effect on Isdera;

●	all necessary third-party consents shall have been obtained;

●	UYSC shall have completed and be satisfied, in its sole discretion, with the results of its due diligence investigation of Isdera and its subsidiaries;

●	UYSC receiving duly executed legal opinions from Isdera’s PRC counsel and Cayman Islands counsel; and

●	Isdera shall have executed and delivered to Purchaser Parties each Additional Agreement to which it is a party.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to UYSC’s shareholders, by:

●	either party may terminate the Agreement without penalty upon written notice to the other party in case of any of the following: (i) failure to obtain required regulatory approvals despite using commercially reasonable efforts; (ii) the mutual written agreement of the parties; or (iii) by UYSC or Isdera by written notice to the opposing party, as applicable, if the Closing has not occurred on or prior to December 31, 2026 and the party seeking to terminate the Agreement shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or prior to such date;

●	Either party, in the event a governmental authority shall have issued an Order or enacted a Law having the effect of permanently restraining, enjoining or otherwise prohibiting either the SPAC Merger or the Acquisition Merger, which Order or Law is final and non-appealable; provided, however, that the right to terminate the Agreement pursuant to such provision shall not be available to a party if the failure by such party or its affiliates to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such governmental authority;

●	UYSC, if Isdera shall have materially breached any of its representations, warranties, agreements or covenants contained in the Agreement or in any Additional Agreement to be performed on or prior to the Closing Date and such breach shall not be cured within fifteen (15) days following receipt by Isdera of a notice describing in reasonable detail the nature of such breach, or if the Agreement, the Plan of Acquisition Merger or the transactions contemplated thereby fail to be authorized or approved by the shareholders of Isdera;

●	Isdera, if any Purchaser Party shall have materially breached any of its covenants, agreements, representations, and warranties contained in the Agreement or in any Additional Agreement to be performed on or prior to the Closing Date and such breach shall not be cured within fifteen (15) days following receipt by such Purchaser Party(s) of a notice describing in reasonable detail the nature of such breach;

●	either party, if the other party causes a delay in the business combination process after the signing of the Agreement that exceeds six (6) months. For the avoidance of doubt, any delay resulting from regulatory, policy, or governmental approvals or filings, including but not limited to approvals or filings with the SEC or the CSRC, in connection with the transactions contemplated in the Agreement, shall not be deemed attributable to either party. However, this exclusion shall not apply to delays caused by a party’s failure to submit any necessary or required documents to the relevant regulatory or governmental authorities in a timely and complete manner.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Shareholder Support Agreement

Concurrently with the execution of the Agreement, a principal shareholder of Isdera entered into a support agreement with UYSC, pursuant to which such shareholder of Isdera agreed not to transfer its shares of Isdera and to vote in favor of the business combination, subject to the terms of such shareholder support agreement. The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the effective time of the Closing or such date and time as the Merger Agreement may be terminated in accordance with its terms.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

Form of Lock-up Agreement

In connection with the transactions, Purchaser shall enter into a lock-up agreement with certain Principal Shareholders of Isdera with respect to certain lock-up arrangements, which will provide that such Isdera shareholders will not, within 180 days from the closing of the business combination (subject to earlier release if the closing price of Purchaser Class A Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after the closing) and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise. The lock-up applies certain of the Principal Shareholders of Isdera prior to the Acquisition Merger. All shares will also be subject to all applicable transfer restrictions under the Securities Act of 1933 and SEC rules.

The Merger Agreement and Shareholder Support Agreement have been included to provide investors with information regarding its terms. They do not intend to provide any other factual information about UYSC, Isdera or their respective affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement and the Shareholder Support Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the Shareholder Support Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement or the Shareholder Support Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the Shareholder Support Agreement, as applicable, which subsequent information may or may not be fully reflected in UYSC’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On July 21, 2025, UYSC and Isdera issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed as an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the transaction described herein, Isdera Group Limited and Purchaser will file relevant materials with the SEC, including a registration statement on Form F-4 or From S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to such transaction. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all shareholders of UY Scuti Acquisition Corp. (“UYSC”) that are entitled to vote at the special meeting relating to the transaction as of a record date to be established for voting at the special meeting. Before making any voting decision, the shareholders of UYSC are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction and the parties to the transaction. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement/prospectus without charge from UYSC. The Registration Statement and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to UYSC at 39 E. Broadway, Suite 603, New York, New York 10002.

INVESTORS AND SECURITY HOLDERS OF UYSC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT UYSC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UYSC, ISDERA GROUP LIMITED, AND THE TRANSACTION.

Participants in Solicitation

Isdera Group Limited, UYSC, Purchaser, Merger Sub, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of UYSC’s ordinary shares in respect of the proposed transaction. Information about UYSC’s directors and executive officers and their ownership of UYSC’s ordinary shares is currently set forth in UYSC’s prospectus related to its initial public offering dated March 31, 2025, as modified or supplemented by its Annual Report on the Form 10-K for the fiscal year ended March 31, 2025 and any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form F-4 or S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among UY Scuti Acquisition Corporation, a Cayman Islands exempted company (“UYSC”), Purchaser, Merger Sub, and Isdera Group Limited, a Cayman Islands exempted company (“Isdera”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including UYSC’s and Isdera’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Most of these factors are outside the control of UYSC or Isdera and are difficult to predict.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against UYSC or Isdera following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of UYSC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from PRC regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Isdera or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by Purchaser and Isdera (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by UYSC and Isdera. UYSC and Isdera caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, UYSC and Isdera caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither UYSC nor Isdera undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 18, 2025
10.1	Shareholder Support Agreement, dated July 18, 2025
99.1	Press Release Dated July 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UY Scuti Acquisition Corporation

Dated: July 24, 2025	By:	/s/ Jialuan Ma
	Name:	Jialuan Ma
	Title:	Chief Executive Officer